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                                                                    EXHIBIT 23.5

                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the use in this Registration Statement of TekInsight.Com, Inc. on Form S-4 of our report dated August 20, 1998, appearing in the Prospectus, which is part of this Registration Statement, and of our report dated August 20, 1998 relating to the financial statements schedules appearing elsewhere in this Registration Statement.

         We also consent to the reference to us under the heading "Experts" in such Prospectus.




PLANTE & MORAN, LLP

April 14, 2000

Southfield, Michigan